STANDISH, AYER & WOOD INVESTMENT TRUST
                        STANDISH GLOBAL FIXED INCOME FUND

                     Financial Statements for the Year Ended
                                December 31, 1998


                                     [LOGO]

                     STANDISH, AYER & WOOD INVESTMENT TRUST

February 25, 1999

Dear Standish, Ayer and Wood Investment Trust Shareholder:

We are writing to provide you with a review of developments at Standish, Ayer & Wood, as they relate to the activities of the Investment Trust.

The financial markets had a wild year in 1998. Following the disarray in Asia and, more directly, the de facto Russian default in mid-August, a large part of the world's financial markets simply shut down. Many sectors of the U.S. markets were paralyzed. Spurred by a second easing of monetary policy by the Federal Reserve in mid-October, the markets reopened and staged a dramatic recovery.

Performance within subsets of the major asset classes varied greatly. Bonds generally produced positive returns, but less liquid issues with any degree of perceived credit risk underperformed. Emerging market securities were eviscerated during the third quarter spasm and recovered only partially in the fourth. By far the best returns in the U.S. equity markets were registered by a relatively narrow group of higher price/earnings ratio, larger capitalization stocks. The disparity in return between the larger cap stocks and smaller cap stocks, as measured by the Standard & Poor's 500 and the Russell 2000 indexes was an astounding 31%!

While some funds managed by Standish did well relative to their benchmarks and most funds produced good absolute returns, too many underperformed their benchmarks in 1998. In bonds, our holdings of corporate credits and mortgages underperformed U.S. Treasury securities, the latter representing a significant portion of the major indexes. In equities, our preference for lower price/earnings ratios led to an overweighting in mid cap stocks that suffered relative to larger cap stocks with significantly higher valuations.

We have expended considerable time and effort trying to learn the correct lessons from 1998. We have determined that much of the underperformance was generic to our style and that 1998 was an aberrant year, with valuation on holiday in many sectors. We are deeply committed to the view that valuation is extremely important in making investment judgments. We are dedicated to our philosophy and unalterably convinced that our strategy of buying securities that are inexpensive relative to their fundamentals is an excellent path to sustainable excess returns over the long term.

Notwithstanding the chaotic markets, we are pleased that Standish has benefited from extraordinary stability of both our clients and our professional team. At the end of 1998, total assets under management for our clients were $46.2 billion, compared with $39.3 billion at the end of 1997. We have experienced growth in virtually all asset categories, especially equities. The Standish Funds increased assets from $5.7 billion to $6.5 billion during the year, with about 75% of the growth representing additions from existing clients.

The Standish team has also grown significantly, from 232 members at the beginning of 1998 to 276 members at the end of the year. Our 97 investment officers have average investment experience of 15 years. Fifty-six officers have advanced degrees (typically an MBA) and 65 have some advanced professional accreditation (virtually all Chartered Financial Analysts). There have been no changes in the 24 individuals (all with CFAs) who own Standish, Ayer & Wood.

At the end of 1998, the Standish Board of Directors elected four new associate directors: Susan Coan, one of the key managers in our taxable client group; David Horsfall, head of our large bond trading operation; Phil Leonardi, a major contributor to expanding our equity assets; and Jennifer Pline, who holds major responsibilities for serving large, fixed income clients. We have elected 13 new vice presidents and 17 new assistant vice presidents of Standish, Ayer & Wood.

In this environment, there are no shortages of challenges and opportunities. Our first priority remains to produce superior long-term investment performance for our clients. We believe we have the investment disciplines and the professional team to achieve that goal. In those asset classes in which our returns were subpar in 1998, we have a special impetus to produce superior results in the future. With our portfolios attractively priced compared to the relevant benchmarks, we see potential for significant excess return when the markets become more focused on investment value.

We believe that we are in partnership with our clients. We would like to assure you of our dedication to fulfilling your needs while expressing our great appreciation for your confidence in Standish.

Sincerely yours,


/s/ Ted Ladd                                    /s/ George Noyes

Edward H. Ladd, Chairman                        George W. Noyes, President

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                        STANDISH GLOBAL FIXED INCOME FUND

                       Management Discussion and Analysis

Global bond markets produced high, positive returns during the year with the J.P. Morgan Hedged Global Government Bond Index returning 11.42%%. Unfortunately, the market environment in 1998 did not favor our investing style as the emerging market currency crisis caused a flight to government bonds. The Fund underperformed the index with a return of 6.98% for the year.

Financial markets in 1998 were driven largely by the crisis in emerging market economies. The year began with the emerging market currency crisis in full swing in Asia, and by fall the Russian currency and capital markets had collapsed. By year end Brazil and other Latin markets were seriously threatened. The effect of the crisis was a reduction in world growth, lower commodity prices and a flight into government bonds, primarily U.S. treasuries.

This flight to quality precipitated the collapse of several hedge funds, including Long-Term Capital Management. As hedge funds unwound their positions, credit-sensitive sectors of financial markets underperformed as liquidity was removed from the market and investors purchased treasuries. The disinflationary impact of the emerging market crisis positively affected developed bond markets as central banks lowered rates to counter the negative growth impact of the crisis.

During the year, the U.K. market posted the highest hedged returns among developed markets. The U.K. started 1998 with relatively high short and long-term interest rates. As the year progressed, the central bank was forced to aggressively reduce interest rates in order to counter a rapidly slowing economy. Other European markets produced low double-digit returns in the year. There was only a few percentage points difference between the best and worst performing European markets as yields had converged late in 1997 and early in 1998 in anticipation of European monetary union. The Euro was launched on January 1, 1999 with very little disruption in business or capital markets throughout Europe.

The U. S. market rallied during the year but modestly underperformed most foreign markets. The U.S. economy has been relatively robust however inflation performance has been excellent. Other dollar bloc markets such as the Australia, Canada and New Zealand also produced low double-digit returns in the year. These markets continue to benefit from low levels of inflation despite reasonable economic growth.

The worst performing market in the year was the Japanese government bond market. Japanese yields had reached historically low levels in the latter half of 1998 only to retreat by more than 100 basis points over the next few months. Despite the ongoing economic weakness in Japan and the strength of the yen, bond yields below 1% were clearly overvalued. Investors are unwilling to buy Japanese government bonds at current yield levels due to the high budget deficit and dramatic increase in the supply of Japanese bonds expected in 1999. The return of the Japanese bond market hedged into dollars was only 5.58% for the year.

During the year the fund benefited from favorable country selection. The fund benefited from an overweight in the U.K. and other European markets and an underweight in the Japanese bond market. The fund was overweight the U.S. market which detracted from performance modestly. Security selection negatively impacted the performance of the portfolio. In particular, our weighting in corporate bonds underperformed dramatically as investors sold credit-sensitive sectors and bought government bonds. The Fund also suffered from a short position in the Japanese yen as the yen rallied in the latter part of the year. Duration of the portfolio has been longer than the index, which benefited the fund in this period of declining interest rates.

We believe that we are well positioned to outperform in 1999. Global bond markets still offer value in an environment where world growth is restrained by the emerging market crisis. In addition, our portfolio holds a portion of attractive, corporate securities that offer superior yield advantage relative to government bonds. Although the road ahead is likely to be bumpy, we believe that this is one of the best times to invest in corporate bonds that we have seen since the early `90s. We believe that the yield advantage and potential for spread contraction in our portfolio will add value relative to the index over the next few years.

We appreciate your support during the year, and we look forward to working on your behalf towards superior risk-adjusted returns in 1999.


/s/ W. Charles Cook                             /s/ Richard S. Wood

W. Charles Cook                                 Richard S. Wood

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                        STANDISH GLOBAL FIXED INCOME FUND

             Comparison of Change in Value of $100,000 Investment in
    Standish Global Fixed Income fund and the J.P. Morgan Hedged Global Index

                            Standish Global      J.P. Morgan Global
                            Fixed Income Fund    Hedged Index
                            -----------------    ------------
Inception 1/3/1994          100000               100000
Jan-1994                    101350               100330
Feb-1994                     97950                98203
Mar-1994                     95200                96828
Apr-1994                     94237                96112
May-1994                     92971                95487
Jun-1994                     91805                94895
Jul-1994                     93228                95929
Aug-1994                     92313                95459
Sep-1994                     91602                95001
Oct-1994                     92212                95181
Nov-1994                     92822                95829
Dec-1994                     92923                95953
Jan-1995                     93801                97268
Feb-1995                     94731                98863
Mar-1995                     95661               100297
Apr-1995                     97598               101741
May-1995                    101263               105251
Jun-1995                    100635               105377
Jul-1995                    102014               106083
Aug-1995                    103447               107080
Sep-1995                    104454               108472
Oct-1995                    106013               109807
Nov-1995                    108323               111904
Dec-1995                    109774               113124
Jan-1996                    111348               114266
Feb-1996                    109718               112632
Mar-1996                    109830               112869
Apr-1996                    111026               113478
May-1996                    111197               113898
Jun-1996                    112677               114980
Jul-1996                    113023               115624
Aug-1996                    114465               116549
Sep-1996                    118270               118764
Oct-1996                    120839               120889
Nov-1996                    124166               123150
Dec-1996                    124076               122854
Jan-1997                    125681               123899
Feb-1997                    126793               124456
Mar-1997                    125307               123585
Apr-1997                    127058               125093
May-1997                    128433               125931
Jun-1997                    130309               127795
Jul-1997                    133031               130517
Aug-1997                    132398               130060
Sep-1997                    135246               132245
Oct-1997                    135886               133700
Nov-1997                    136847               134555
Dec-1997                    138574               136210
Jan-1998                    140205               138145
Feb-1998                    140137               138711
Mar-1998                    141636               139613
Apr-1998                    142117               140297
May-1998                    143631               142050
Jun-1998                    144158               143073
Aug-1998                    144928               147272
Sep-1998                    147527               151027
Oct-1998                    144979               150695
Nov-1998                    148306               151765
Dec-1998                    148244               151765

                     Standish, Ayer & Wood Investment Trust
                        Standish Global Fixed Income Fund

                       Statement of Assets and Liabilities
                                December 31, 1998
--------------------------------------------------------------------------------

Assets
   Investment in Standish Global Fixed Income Portfolio
       ("Portfolio"), at value (Note 1A)                                                               $ 461,587,582
                                                                                                       --------------
       Total assets                                                                                      461,587,582

Liabilities
   Distributions payable                                                             $ 2,939,988
   Payable for Fund shares redeemed                                                       45,000
   Accrued trustees' fees and expenses (Note 3)                                            1,001
   Accrued accounting, custody and transfer agent fees                                     3,360
   Accrued expenses and other liabilities                                                 72,699
                                                                                     ------------
       Total liabilities                                                                                   3,062,048
                                                                                                       --------------
Net Assets                                                                                             $ 458,525,534
                                                                                                       ==============
Net Assets consist of:
   Paid-in capital                                                                                     $ 457,580,227
   Accumulated net realized loss                                                                             (81,177)
   Undistributed net investment income                                                                     3,132,422
   Net unrealized depreciation                                                                            (2,105,938)
                                                                                                       --------------
Total Net Assets                                                                                       $ 458,525,534
                                                                                                       ==============
Shares of beneficial interest outstanding                                                                 22,610,637
                                                                                                       ==============
Net Asset Value, offering and redemption price per share
   (Net Assets/Shares outstanding)                                                                     $       20.28
                                                                                                       ==============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                        Standish Global Fixed Income Fund

                             Statement of Operations
                          Year Ended December 31, 1998
--------------------------------------------------------------------------------

Investment Income (Note 1B)
   Interest income allocated from Portfolio                                                             $ 25,444,254
   Dividend income allocated from Portfolio (net of withholding taxes, $9,867)                                88,602
   Expenses allocated from Portfolio                                                                      (1,949,322)
                                                                                                        -------------
       Net investment income allocated from Portfolio                                                     23,583,534

Expenses
   Registration fees                                                                    $    76,400
   Legal and audit services                                                                  38,508
   Accounting, custody and transfer agent fees                                               38,210
   Trustees' fees and expenses (Note 3)                                                       3,891
   Amortization of organization expense                                                       2,259
   Insurance expense                                                                          1,125
   Miscellaneous                                                                             12,500
                                                                                        ------------
       Total expenses                                                                                        172,893
                                                                                                        -------------
          Net investment income                                                                           23,410,641
                                                                                                        -------------
Realized and Unrealized Gain (Loss)
   Net realized gain (loss) allocated from Portfolio on:
       Investment security transactions                                                 $ 7,445,153
       Financial futures contracts                                                        1,074,526
       Written options transactions                                                         823,231
       Foreign currency transactions and forward foreign currency exchange
         contracts                                                                         (537,376)
                                                                                        ------------
          Net realized gain                                                                                8,805,534

   Change in unrealized appreciation (depreciation) allocated from Portfolio on:
       Investment securities                                                              5,700,110
       Financial futures contracts                                                         (263,701)
       Written options                                                                   (2,915,251)
       Foreign currency and forward foreign currency exchange contracts                  (9,596,904)
                                                                                        ------------
          Change in net unrealized appreciation (depreciation)                                            (7,075,746)
                                                                                                        -------------
       Net realized and unrealized gain on investments                                                     1,729,788
                                                                                                        -------------
Net Increase in Net Assets from Operations                                                              $ 25,140,429
                                                                                                        =============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                        Standish Global Fixed Income Fund

                       Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                      Year Ended         Year Ended
                                                                                     December 31,       December 31,
                                                                                         1998               1997
                                                                                     ------------       ------------
Increase (decrease) in Net Assets
From Investment Operations
   Net investment income                                                             $ 23,410,641       $ 12,884,057
   Net realized gain                                                                    8,805,534         10,546,991
   Change in net unrealized appreciation (depreciation)                                (7,075,746)        (1,136,691)
                                                                                     -------------      -------------
   Net increase in Net Assets from Investment Operations                               25,140,429         22,294,357
                                                                                     ------------       ------------
Distributions to Shareholders (Note 2)
   From net investment income                                                         (23,734,875)       (22,206,015)
   From net realized gain                                                              (6,298,437)          (226,916)
                                                                                     ------------       ------------
   Total distributions to shareholders                                                (30,033,312)       (22,432,931)
                                                                                     ------------       ------------
Fund share (principal) Transactions (Note 5)
   Net proceeds from sale of shares                                                   195,822,857        112,813,437
   Value of shares issued to shareholders in payment of distributions declared         22,737,669         11,302,354
   Cost of shares redeemed                                                            (10,904,532)       (23,945,357)
                                                                                     ------------       ------------
   Increase in Net Assets from Fund share transactions                                207,655,994        100,170,434
                                                                                     ------------       ------------
Total Increase in Net Assets                                                          202,763,111        100,031,860

Net Assets
   At beginning of year                                                               255,762,423        155,730,563
                                                                                     ------------       ------------
   At end of year (including undistributed net investment income of $3,132,422 and distributions in excess of net investment income of $667,896,
      respectively)                                                                  $458,525,534       $255,762,423
                                                                                     ============       ============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                        Standish Global Fixed Income Fund

                              Financial Highlights
--------------------------------------------------------------------------------

                                                                           Year Ended December 31,
                                                           ---------------------------------------------------------
                                                            1998 (1)   1997 (1)    1996 (1)      1995      1994 (2)
                                                           ---------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Year                         $  20.39   $   20.09   $   19.53   $   17.99   $   20.00
                                                           ---------  ----------  ----------  ----------  ----------
Investment Operations:
   Net investment income *                                     1.28        1.34        1.42        1.59        1.29
   Net realized and unrealized gain (loss) on
      investments                                              0.12        0.96        1.05        1.60       (2.70)
                                                           ---------  ----------  ----------  ----------  ----------
Total from investment operations                               1.40        2.30        2.47        3.19       (1.41)
                                                           ---------  ----------  ----------  ----------  ----------
Less distributions to shareholders:
   From net investment income                                 (1.21)      (1.98)      (1.91)      (1.65)         --
   From net realized gain on investments                      (0.30)      (0.02)         --          --          --
   From tax return of capital                                    --          --          --          --       (0.60)
                                                           ---------  ----------  ----------  ----------  ----------
Total distributions to shareholders                           (1.51)      (2.00)      (1.91)      (1.65)      (0.60)
                                                           ---------  ----------  ----------  ----------  ----------
Net Asset Value, End of Year                               $  20.28   $   20.39   $   20.09   $   19.53   $   17.99
                                                           =========  ==========  ==========  ==========  ==========
Total Return                                                   6.98%      11.68%      13.03%      18.13%      (7.06)%

Ratios/Supplemental Data:
   Expenses (to average daily net assets)* (3)                 0.56%       0.65%       0.65%       0.62%       0.65%+
   Net investment income (to average daily net
      assets)*                                                 6.18%       6.42%       7.11%       7.69%       7.73%+
   Portfolio turnover (4)                                        --          --          73%        163%        140%
   Net Assets, End of Year (000's omitted)                 $458,526   $ 255,762   $ 155,731   $ 137,889   $ 135,232

-------------------
*  The investment adviser did not impose a portion of its investment advisory fee and reimbursed the Fund for a portion of its operating expenses for the years ended December 31, 1997 and December 31, 1994, respectively. If these voluntary actions had not been taken, the net investment income per share and the ratios would have been:

   Net investment income per share                               --   $    1.33          --          --   $    1.27
   Ratios (to average daily net assets):
   Expenses (3)                                                  --        0.66%         --          --        0.73%+
   Net investment income                                         --        6.41%         --          --        7.65%+

+     Computed on an annualized basis.

(1)   Calculated based on average shares outstanding.

(2)   For the period from January 3, 1994 (start of business) to December 31,
      1994.

(3) Includes the Fund's share of Standish Global Fixed Income Portfolio's allocated expenses for the six months ended June 30, 1998, the year ended December 31, 1997 and for the period from May 3, 1996 to December 31, 1996.

(4) Portfolio turnover represents the rate of portfolio activity for the period while the Fund invested directly in securities, including the period from January 1, 1996 through May 2, 1996. The portfolio turnover rates for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                        Standish Global Fixed Income Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(1)   Significant Accounting Policies:

      Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Global Fixed Income Fund (the "Fund") is a separate non-diversified investment series of the Trust.

      The Fund invests all of its investable assets in an interest of Standish Global Fixed Income Portfolio (the "Portfolio"), a subtrust of Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust, and has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 100% at December 31, 1998). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. Investment security valuations

      The Fund records its investment in the Portfolio at value. The method by which the Portfolio values its securities is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

      B. Securities transactions and income

      Securities transactions are recorded as of the trade date. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

      C. Federal taxes

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Fund elected to defer to its fiscal year ending December 31, 1999 losses of $99,117 recognized during the period from November 1, 1998 to December 31, 1998.

      D. Other

      All net investment income and realized and unrealized gains and losses of the Portfolio are allocated pro rata among all of the investors in the Portfolio.

                     Standish, Ayer & Wood Investment Trust
                        Standish Global Fixed Income Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(2)   Distributions to Shareholders:

      Dividends from net investment income will be declared and distributed quarterly. The Fund's dividends from short-term and long-term capital gains, if any, after reduction of capital losses will be declared and distributed at least annually. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and capital gains distributions, if any, are reinvested in additional shares of the Fund unless a shareholder elects to receive them in cash. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency, forward foreign currency exchange contracts, option and financial futures transactions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, distributions in excess of net investment income and accumulated net realized gain (loss).

(3)   Investment Advisory Fee:

      The Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to Standish International Management Company, L.P. ("SIMCO") for such services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. The Trust pays no compensation directly to its trustees who are affiliated with SIMCO or to its officers, all of whom receive remuneration for their services to the Trust from the SIMCO. Certain of the trustees and officers of the Trust are limited partners or officers of SIMCO.

(4)   Investment Transactions:

      Increases and decreases in the Fund's investment in the Portfolio for the year ended December 31, 1998, aggregated $195,976,864 and $22,255,635, respectively.

(5)   Shares of Beneficial Interest:

      The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                      Year Ended            Year Ended
                                                                  December 31, 1998     December 31, 1997
                                                                 ---------------------  -------------------
         Shares sold.........................................           9,481,481             5,385,323
         Shares issued to shareholders in
            payment of distributions declared................           1,113,065               552,287
         Shares redeemed.....................................            (524,367)           (1,149,790)
                                                                      ------------          ------------
         Net increase........................................          10,070,179             4,787,820
                                                                      ============          ============

      At December 31, 1998, two shareholders were record owners of approximately 18% and 15%, respectively, of the Fund's outstanding shares.

                     Standish, Ayer & Wood Investment Trust
                        Standish Global Fixed Income Fund

--------------------------------------------------------------------------------

      Supplemental Tax Information (Unaudited)

      Pursuant to section 852 of the Internal Revenue Code, the Fund designates $789,425 as capital gain dividends for the year ended December 31, 1998. All of this amount represents a 20% tax rate gain distribution.

                        Report of Independent Accountants

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Global Fixed Income Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish Global Fixed Income Fund (the "Fund"), at December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (herein referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 18, 1999

                     Standish, Ayer & Wood Investment Trust
                     Standish Global Fixed Income Portfolio

                   Schedule of Investments - December 31, 1998
--------------------------------------------------------------------------------

                                                                                                Par          Value
Security                                                         Rate      Maturity           Value (1)    (Note 1A)
---------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES -- 97.0%

Asset Backed -- 6.7%
Advanta Mortgage Trust 1997-4 M1                                 7.040%   01/25/2029         1,300,000    $1,311,578
BankBoston Home Equity 98-2 A7                                   6.140%   06/25/2013         5,000,000     4,970,508
Chase Credit Card Master Trust
     1997-3 A Non-ERISA                                          6.777%   05/15/2007           900,000       908,543
Delta Funding Home Equity Line 1998-4 A7                         6.190%   02/15/2031         2,750,000     2,731,738
Ford Credit Auto Trust 1998-C A5                                 5.860%   10/15/2002         4,550,000     4,604,742
IMC Home Equity 1997-7 A8                                        6.650%   02/20/2029           925,000       920,086
JC Penney Credit Card 1998-E                                     5.500%   11/15/2007         3,375,000     3,375,000
MBNA Credit Card 1998-J A                                        5.250%   02/15/2006         4,750,000     4,719,570
Oakwood Mortgage Investments 1997-C B2                           7.700%   11/15/2027         1,475,000     1,267,809
Oakwood Mortgage Investments 1998-B B2                           7.750%   04/15/2028         1,600,000     1,391,750
Residential Funding 1997-HS5 M1                                  7.010%   05/25/2027           900,000       903,797
RFC Series 1996 HS2 Al                                           7.600%   09/25/2012           350,000       360,117
TMS Home Equity 1995-C A3                                        6.550%   09/15/2021           500,000       503,281
Vanderbilt Mortgage Financial 1996-C B2                          8.000%   11/07/2026         1,200,000     1,159,875
Vanderbilt Mtg 1998-A 1B2 Non-ERISA                              7.690%   04/07/2028         1,424,000     1,343,900
World Omni Auto Lease 1997-A B Non-ERISA 144A                    7.300%   06/25/2003           746,781       753,549
                                                                                                          -----------
Total Asset Backed (Cost $31,811,123)                                                                     31,225,843
                                                                                                          -----------
Collateralized Mortgage Obligations -- 0.9%
Bear Stearns Mtg 1998-2 B                                        6.750%   04/30/2030         1,669,411     1,628,197
Prudential Home Mortgage 1993-B 1B1
     144A Non-ERISA                                              7.843%   04/28/2023         1,143,326     1,156,188
Residential Funding 1998-S4 A4 NAS                               6.500%   02/25/2013         1,257,700     1,257,700

                                                                                                          -----------
Total Collateralized Mortgage Obligations (Cost $4,107,360)                                                4,042,085
                                                                                                          -----------
Convertible Corporate Bonds -- 0.3%
Integrated Health                                                5.750%   01/01/2001         1,750,000     1,548,750
                                                                                                          -----------
Total Convertible Corporate Bonds (Cost $1,559,461)                                                        1,548,750
                                                                                                          -----------
Corporate -- 14.8%

Bank Bonds -- 1.9%
Bank United Corp. Notes+                                         8.875%   05/01/2007           775,000       796,561
City National Bank Corp. Notes+                                  6.375%   01/15/2008           900,000       913,842
First Security Bank Sub. Notes                                   5.875%   11/01/2003         1,250,000     1,249,113
First Union Notes                                                6.500%   12/01/2028         2,225,000     2,236,548
GS Escrow Corp. 144A Notes                                       7.125%   08/01/2005           730,000       719,284
GS Escrow Corp. 144A Senior Notes                                7.000%   08/01/2003           620,000       611,497
Imperial Credit Capital Trust Notes+                             9.980%   12/31/2026           375,000       415,255
Providian Corp. Cap 144A Notes                                   9.525%   02/01/2027           825,000       840,799
Star Banc Corp. Notes                                            5.875%   11/01/2003         1,000,000     1,003,430
                                                                                                          -----------
                                                                                                           8,786,329
                                                                                                          -----------

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                     Standish Global Fixed Income Portfolio

                   Schedule of Investments - December 31, 1998
--------------------------------------------------------------------------------

                                                                                                Par          Value
Security                                                         Rate      Maturity           Value (1)    (Note 1A)
---------------------------------------------------------------------------------------------------------------------
Financial -- 3.4%
Advanta Capital Trust I+                                         8.990%   12/17/2026           750,000    $  337,500
Amresco Inc. Corp. Senior Sub Notes+                             9.875%   03/15/2005           600,000       420,000
Colonial Realty Notes                                            7.000%   07/14/2007           700,000       641,175
Conseco Finance Trust Cap. Notes+                                8.796%   04/01/2027           250,000       228,687
Conseco Finance Trust II                                         8.700%   11/15/2026         2,225,000     2,015,450
Conseco Finance Trust Notes                                      6.800%   06/15/2005           900,000       832,770
Crescent Real Estate Notes                                       7.125%   09/15/2007           900,000       782,927
Criimi Mae Corp. Notes+                                          9.125%   12/01/2002         1,075,000       677,250
EOP Operating LP Notes                                           6.376%   02/15/2002           500,000       495,390
ERP REIT 144A Notes                                              8.500%   05/15/1999           500,000       503,955
Health Care REIT Inc. Senior Notes                               7.625%   03/15/2008           500,000       483,157
Kaufman & Broad Home Corp. Senior Notes+                         7.750%   10/15/2004           500,000       496,900
Liberty Mutual Insurance Co. 144A Notes                          7.697%   10/15/2097           850,000       850,884
MMI Capital Trust Notes+                                         7.625%   12/15/2027         1,300,000     1,125,068
Orion Capital Trust Notes+                                       7.701%   04/15/2028         1,200,000     1,094,376
Pindo Deli Financial Notes                                      10.250%   10/01/2002           200,000       118,000
Reliastar Financial Corp. Notes                                  6.500%   11/15/2008         2,225,000     2,265,273
Simon Debartolo Group LP Notes+                                  6.750%   07/15/2004           925,000       913,151
Simon Debartolo Group LP Notes NCL+                              6.875%   10/27/2005           425,000       415,884
Wellsford REIT Senior Notes+                                     9.375%   02/01/2002         1,000,000     1,071,410
                                                                                                          -----------
                                                                                                          15,769,207
                                                                                                          -----------

Industrial Bonds -- 9.5%
American Standard Corp. Notes                                    7.375%   04/15/2005         1,000,000     1,000,678
Aramark Services Notes                                           6.750%   08/01/2004         2,000,000     2,019,202
Choice Hotels Senior Notes                                       7.125%   05/01/2008           750,000       743,618
Coastal Corp. Notes                                              7.420%   02/15/2037           525,000       534,377
Cominco Ltd. Notes+                                              6.875%   02/15/2006           525,000       457,309
Conmed Corp. Notes                                               9.000%   03/15/2008           700,000       700,000
CSX Notes                                                        6.250%   10/15/2008         1,275,000     1,293,551
Enterprise Corp. 144A Notes                                      7.000%   06/15/2000           500,000       504,385
Enterprise Corp. Notes                                           6.375%   05/15/2003           950,000       931,741
Flag Limited Senior Notes                                        8.250%   01/30/2008           925,000       906,500
Horseshoe Gaming LLC Notes                                       9.375%   06/15/2007           450,000       463,500
IMC Global Notes                                                 7.625%   11/01/2005         2,225,000     2,260,689
Lilly Industries Inc. Notes                                      7.750%   12/01/2007           300,000       304,833
Loewen Group International Notes                                 7.600%   06/01/2008           750,000       600,000
McLeod USA Inc. 144A Senior Notes                                9.500%   11/01/2008           300,000       316,500
McLeod USA Senior Notes+                                         8.375%   03/15/2008         1,150,000     1,144,250
Methanex Corp. Notes                                             7.400%   08/15/2002           250,000       252,403
News America Inc. Deb Notes 144A                                 7.625%   11/30/2028         1,875,000     2,001,113
News America Inc. Deb Notes NCL                                  7.125%   04/08/2028         2,700,000     2,714,499
Panamsat Notes                                                   6.000%   01/15/2003         3,050,000     2,997,723
Panamsat Notes+                                                  6.125%   01/15/2005         1,500,000     1,462,837
Panavision Inc. Step Up Sub Notes                                0.000%   02/01/2006         1,000,000       550,000
Revlon Worldwide Senior Notes+                                   0.000%   03/15/2001         7,925,000     4,477,625

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                     Standish Global Fixed Income Portfolio

                   Schedule of Investments - December 31, 1998
--------------------------------------------------------------------------------

                                                                                                Par          Value
Security                                                         Rate      Maturity           Value (1)    (Note 1A)
---------------------------------------------------------------------------------------------------------------------
Industrial Bonds (continued)
Sinclair Broadcast Senior Sub 144A Notes+                        8.750%   12/15/2007           750,000    $  757,500
Southland Corp. Senior Sub Notes+                                5.000%   12/15/2003           500,000       440,000
Stage Stores Inc. Notes                                          8.500%   07/15/2005           400,000       348,000
Tenet Healthcare Corp. 144A Senior Notes                         7.625%   06/01/2008           275,000       279,125
Tenet Healthcare Corp. 144A Senior Sub Notes                     8.125%   12/01/2008         1,175,000     1,204,375
Tenet Healthcare Corp. Notes+                                    8.625%   12/01/2003           525,000       558,563
Tenet Healthcare Corp. Senior Notes+                             8.000%   01/15/2005           250,000       253,750
Time Warner Inc. Notes                                           6.625%   05/15/2029         4,475,000     4,553,134
Tricon Global Restaurant Inc. Senior Notes+                      7.450%   05/15/2005           775,000       792,235
U.S. Filter Corp. NC '03                                         6.500%   05/15/2003         1,800,000     1,757,288
USA Waste Services Inc. Senior Notes                             6.500%   12/15/2002         1,200,000     1,221,148
Viacom Inc. Senior Notes                                         7.750%   06/01/2005           750,000       819,285
Westinghouse Credit Corp. Deb Notes+                             8.875%   06/14/2014           975,000     1,122,128
Westinghouse Electric Deb Notes                                  7.875%   09/01/2023           600,000       636,600
Worldcom Inc. Senior Notes                                       6.950%   08/15/2028           550,000       591,432
                                                                                                          -----------
                                                                                                          43,971,896
                                                                                                          -----------
Total Corporate (Cost $71,715,163)                                                                        68,527,432
                                                                                                          -----------
Government/Other -- 61.7%

Argentina -- 0.1%
Cointel 144A Notes NCL                                          10.375%   08/01/2004           500,000       335,000
                                                                                                          -----------
Denmark -- 4.4%
Danske Kredit                                                    5.000%   10/01/2029         7,142,000     1,054,013
Denmark Bullet                                                   7.000%   11/15/2007         6,000,000     1,135,930
Denmark Nykredit                                                 5.000%   10/01/2029         8,700,000     1,283,942
Denmark Nykredit                                                 7.000%   10/01/2026         5,254,000       842,303
Denmark Realkredit                                               8.000%   10/01/2026             1,000           162
Denmark Realkredit                                               7.000%   10/01/2026         2,017,000       323,358
Denmark Unikredit Realkredit                                     6.000%   10/01/2029        48,650,000     7,513,345
Kingdom of Denmark                                               8.000%   11/15/2001        46,500,000     8,134,219
                                                                                                          -----------
                                                                                                          20,287,272
                                                                                                          -----------
France -- 1.7%
France Oat                                                       6.000%   10/25/2025        20,700,000     4,383,921
Remy Cointreau 144A ECU                                         10.000%   07/30/2005         3,550,000     3,625,281
                                                                                                          -----------
                                                                                                           8,009,202
                                                                                                          -----------
Germany -- 16.1%
Baden Nurttemberg+                                               6.200%   11/22/2013         2,000,000     1,325,894
Bundes Obligation Ser 114 Notes                                  6.500%   03/15/2000         6,850,000     4,267,483
Bundes Obligation Ser 115 Notes                                  5.875%   05/15/2000        10,600,000     6,584,617
Bundes Obligation Ser 116 Notes                                  5.750%   08/22/2000         4,000,000     2,495,800
Colt Telecom Group PLC 144A Notes                                7.625%   07/31/2008         8,625,000     5,084,031
Depfa Bank 144A Notes                                            4.750%   07/15/2008         6,800,000     4,232,661

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                     Standish Global Fixed Income Portfolio

                   Schedule of Investments - December 31, 1998
--------------------------------------------------------------------------------

                                                                                                Par          Value
Security                                                         Rate      Maturity           Value (1)    (Note 1A)
---------------------------------------------------------------------------------------------------------------------
Germany (continued)
Deutschland Republic                                             7.250%   10/21/2002         5,925,000    $4,038,512
Deutschland Republic                                             6.500%   07/04/2027           450,000       338,823
Die Bundrep Deutschland Dm1000+                                  8.250%   09/20/2001        35,173,000    23,794,740
Exide Holding Europe 144A Notes                                  9.125%   04/15/2004         1,700,000       999,520
Federal Republic of Germany                                      8.375%   05/21/2001         4,520,000     3,029,062
Fresenius Med Global                                             7.375%   02/01/2008         3,970,000     2,447,309
German Unity Fund                                                8.500%   02/20/2001         7,450,000     4,947,447
German Unity Fund                                                8.000%   01/21/2002         3,000,000     2,040,497
Texon International PLC 144A Senior Notes                       10.000%   02/01/2008        10,025,000     4,811,615
Treuhandanstalt                                                  6.500%   04/23/2003         6,100,000     4,101,434
                                                                                                          -----------
                                                                                                          74,539,445
                                                                                                          -----------
Italy -- 0.4%
BTPS                                                             6.000%   05/15/2000     3,300,000,000     2,069,756
                                                                                                          -----------
Japan -- 8.0%
Austria Republic+                                                6.250%   10/16/2003       370,000,000     4,004,331
European Investment Bank                                         4.625%   02/26/2003       363,000,000     3,646,275
European Investment Bank                                         6.625%   03/15/2000       300,000,000     2,844,402
Government of Italy+                                             5.125%   07/29/2003       975,000,000    10,059,450
IBRD-Global Bond                                                 5.250%   03/20/2002       300,000,000     3,005,837
IBRD-Global Bond                                                 4.750%   12/20/2004       262,000,000     2,733,322
Kingdom of Spain+                                                5.750%   03/23/2002       428,000,000     4,348,318
South Africa                                                     3.350%   06/17/2004       175,000,000     1,443,115
Spanish Government                                               4.750%   03/14/2005       480,000,000     5,007,273
                                                                                                          -----------
                                                                                                          37,092,323
                                                                                                          -----------
Netherlands -- 2.6%
Netherlands Government                                           9.000%   05/15/2000        13,700,000     7,842,943
Netherlands Government                                           9.000%   10/16/2000         6,900,000     4,032,344
                                                                                                          -----------
                                                                                                          11,875,287
                                                                                                          -----------
New Zealand -- 3.8%
Fernz Capital                                                    9.800%   04/15/2002         4,100,000     2,291,302
Fletcher Challenge                                              14.500%   09/30/2000           500,000       285,417
Fletcher Challenge+                                             11.250%   12/15/2002         1,900,000     1,072,829
Fletcher Challenge CVT                                          10.000%   04/30/2005         1,000,000       547,269
New Zealand Government                                           8.000%   04/15/2004         7,475,000     4,398,067
New Zealand Government                                          10.000%   03/15/2002         7,200,000     4,306,181
New Zealand Government                                           7.000%   07/15/2009         7,900,000     4,660,730
                                                                                                          -----------
                                                                                                          17,561,795
                                                                                                          -----------
Norway -- 0.2%
Vital Forsikring                                                 7.850%   09/22/2003         6,000,000       815,766
                                                                                                          -----------

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                     Standish Global Fixed Income Portfolio

                   Schedule of Investments - December 31, 1998
--------------------------------------------------------------------------------

                                                                                                Par          Value
Security                                                         Rate      Maturity           Value (1)    (Note 1A)
---------------------------------------------------------------------------------------------------------------------
Sweden -- 3.3%
Kingdom of Sweden #1030                                         13.000%   06/15/2001        18,700,000    $2,812,642
Kingdom of Sweden #1033                                         10.250%   05/05/2003        10,000,000     1,554,861
Sweden Government Bond #1038                                     6.500%   10/25/2006        53,000,000     7,619,528
Swedish Government Bond #1042                                    5.000%   01/15/2004        23,400,000     3,052,055
                                                                                                          -----------
                                                                                                          15,039,086
                                                                                                          -----------
United Kingdom -- 15.8%
Alliance and Leicester Building Society+                         8.750%   12/07/2006         3,700,000     7,147,324
Bank of Greece                                                  10.750%   09/06/2010           350,000       832,141
Bank of Greece                                                  10.750%   09/06/2010           699,700     1,663,568
Birmingham Midshires Building Society+                           9.125%   01/05/2006           750,000     1,460,139
Capital Shopping Euro Notes                                      6.875%   03/05/2013         1,550,000     2,755,471
CSW Investments+                                                 8.875%   09/27/2006         2,500,000     4,770,722
Deutsche Bank                                                    0.000%   02/28/2001           410,000       589,499
European Investment Bank                                         7.625%   12/07/2006         2,400,000     4,622,060
FNMA Global Bond+                                                6.875%   06/07/2002         1,910,000     3,331,478
GTD Export Finance Corp.                                         0.000%   09/29/2000           940,000     1,417,080
IBRD Notes                                                       6.875%   07/14/2000         2,480,000     4,203,629
Inco Ltd.+                                                      15.750%   07/15/2006           200,000       503,653
IPC Magazines 144A                                               0.000%   03/15/2008         3,120,000     2,774,544
Northern Rock Building Society+                                  9.375%   10/17/2021         1,950,000     4,482,736
P & O Steam Navigation                                          11.500%   07/03/2014           900,000     2,290,510
Republic of Argentina                                           11.500%   08/14/2001         1,010,000     1,670,428
Slough Estates                                                   7.125%   02/17/2010         1,050,000     1,884,935
Stagecoach Holdings PLC                                          7.625%   10/31/2007         1,725,000     3,101,524
UK Treasury Gilt                                                 7.750%   09/08/2006         8,110,000    16,316,726
UK Treasury Gilt                                                10.000%   09/08/2003         2,150,000     4,393,901
William Hill Finance                                            10.625%   04/30/2008         1,475,000     2,513,039
                                                                                                          -----------
                                                                                                          72,725,107
                                                                                                          -----------
Yankee Bonds -- 5.3%
Asia Pulp and Paper Global Financial Notes                      11.750%   10/01/2005           275,000       181,500
Canada Notes                                                     5.250%   11/05/2008         2,000,000     2,009,200
Edperbrascan Ltd. Notes                                          7.375%   10/01/2002           500,000       500,480
Gruma SA Notes                                                   7.625%   10/15/2007           525,000       459,795
IBRD Notes                                                       5.750%   02/06/2008         1,000,000       946,361
ING Barings NV                                                   0.000%   02/12/1999         2,000,000     2,270,000
Inter Amer Dev Bank Notes                                        5.750%   02/26/2008         6,200,000     6,402,306
Inter Amer Dev Bank Notes                                        6.375%   08/01/2000           900,000       914,814
Merita Bank Perpetual Step Up 144A                               7.500%   12/29/2049           250,000       249,233
Petro Canada Senior Notes                                        7.000%   11/15/2028         1,225,000     1,207,997
Petroleos Mexicanos Notes                                        9.250%   03/30/2018            50,000        41,000
Republic of Panama 144A Notes                                    7.875%   02/13/2002         3,295,000     3,146,725
Republic of Panama Notes                                         8.875%   09/30/2027            50,000        46,781
Se Banken Perpetual 10 Yr. Step Up 144A                          8.125%   09/06/2049         1,500,000     1,531,800

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                     Standish Global Fixed Income Portfolio

                   Schedule of Investments - December 31, 1998
--------------------------------------------------------------------------------

                                                                                                Par          Value
Security                                                         Rate      Maturity           Value (1)    (Note 1A)
---------------------------------------------------------------------------------------------------------------------
Yankee Bonds (continued)
TPSA Finance 144A Senior Notes                                   7.750%   12/10/2008         2,250,000    $2,232,900
Tyco International Group 144A Notes                              6.125%   11/01/2008         2,250,000     2,257,178
                                                                                                         ------------
                                                                                                          24,398,070
                                                                                                         ------------
Total Government/Other (Cost $273,771,676)                                                               284,748,109
                                                                                                         ------------
Non-Agency -- 0.9%
Pass Thru Securities -- 0.9%
Chase Commercial Mortage Sec 6.6
      1997-2D Non-ERISA                                          6.600%   12/25/2007           500,000       476,094
GMAC Mortgage Corp. 1996-C1 F Non-ERISA                          7.860%   11/15/2006         1,000,000       829,688
GMAC Mortgage Corp. 1997-C1 E Non-ERISA                          7.085%   11/15/2010           900,000       886,500
Mortgage Capital Funding 1997-MC2 D Non-ERISA                    7.117%   11/20/2007           725,000       719,789
Resolution Trust Corp. 1993-C3 E Non-ERISA                       7.100%   12/25/2024         1,124,789     1,122,504
                                                                                                         ------------
Total Non-Agency (Cost $4,141,022)                                                                         4,034,575
                                                                                                         ------------
U.S. Government Agency -- 7.5%
Pass Thru Securities -- 7.5%
FHLMC                                                            5.750%   07/15/2003         1,500,000     1,538,670
FNMA#                                                            6.500%   03/01/2029         7,500,000     7,549,199
FNMA                                                             6.000%   05/15/2008         2,125,000     2,243,193
FNMA                                                             8.000%   12/01/2012         1,635,694     1,687,840
FNMA                                                             8.500%   12/01/2028         9,494,100     9,942,126
                                                                         03/15/2017 -
GNMA                                                             8.000%   08/15/2027         1,678,279     1,748,243
GNMA                                                             9.000%   12/15/2017           989,836     1,061,599
GNMA                                                             8.000%   11/15/2017         1,651,264     1,732,275
GNMA                                                             8.000%   07/15/2026           242,341       251,882
GNMA                                                             8.000%   09/15/2026           195,317       203,007
GNMA                                                             8.000%   12/15/2026            71,429        74,241
GNMA                                                             8.000%   12/15/2026            70,398        73,170
GNMA                                                             8.000%   08/15/2027         1,455,369     1,512,667
GNMA                                                             8.000%   12/15/2027         1,490,079     1,548,743
Tenneesee Valley Authority Notes                                 5.375%   11/13/2008         3,400,000     3,424,320
                                                                                                         ------------
Total U.S. Government Agency (Cost $34,550,910)                                                           34,591,175
                                                                                                         ------------
U.S. Treasury Obligations -- 4.2%
Treasury Notes -- 4.2%
U.S. Treasury Note+                                              6.625%   04/30/2002         8,400,000     8,889,551
U.S. Treasury Note+                                              6.250%   06/30/2002           250,000       262,423
U.S. Treasury Note+                                              5.625%   12/31/1999           475,000       479,603

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                     Standish Global Fixed Income Portfolio

                   Schedule of Investments - December 31, 1998
--------------------------------------------------------------------------------

                                                                                                Par          Value
Security                                                         Rate      Maturity           Value (1)    (Note 1A)
---------------------------------------------------------------------------------------------------------------------
Treasury Notes (continued)
U.S. Treasury Note+                                              6.625%   06/30/2001         8,710,000    $9,111,443
U.S. Treasury Note+                                              5.875%   11/15/1999           475,000       479,897
                                                                                                         ------------
Total Treasury Notes (Cost $19,285,286)                                                                   19,222,917
                                                                                                         ------------
TOTAL BONDS AND NOTES (COST $440,942,001)                                                                447,940,886
                                                                                                         ------------

                                                                                            Shares
                                                                                        ---------------
PREFERRED STOCKS -- 1.0%
Equity Office Properties Trust 144A CVT                                                          6,000       228,750
Equity Residential Properties Pfd 9.65                                                           3,000        77,250
Fuji JGB Inv. L.L.C. Pfd 144A Step Up(a)                                                     1,875,000     1,359,375
Merita Bank Preferred Step Up 144A Notes 7.15%                                                 650,000       628,901
Pinto Totta Intl Pfd 144A Step Up                                                                  550       504,350
Societe Generale Preferred Step Up NC '07                                                    1,400,000     1,284,500
Texaco Capital LLC FLT Ser B(a)                                                                 14,000       300,125
                                                                                                         ------------
TOTAL PREFERRED STOCKS (COST $4,714,069)                                                                   4,383,251
                                                                                                         ------------

                                                                                           Contract
                                                                                           Size (1)
                                                                                        ---------------
PURCHASED OPTIONS -- 1.2%
JPY Put/NZD Call, Strike Price 73.50, 4/6/99                                                12,700,000         5,347
BTP 6.75% Put, Strike Price 105.290, 1/31/00                                             4,545,000,000            --
BTP 6.75% Put, Strike Price 105.49, 2/3/00                                               4,545,000,000            --
BTP 6.75% Put, Strike Price 107.69, 2/7/00                                               9,085,000,000            --
JGB 2.00% Put, Strike Price 99.00, 1/25/99                                                 642,400,000        37,259
Fujibank 9.87% Call, Strike Price 6.37, 2/26/99                                                 19,000            37
JPY Put/USD Call, Strike Price 155.00, 6/15/99                                               8,000,000         8,800
JPY Put/USD Call, Strike Price 150.00, 6/9/99                                                3,800,000         6,080
JGB 3.00% Put, Strike Price 110.00, 6/2/99                                               1,550,000,000       609,150
JPY Put/USD Call, Strike Price 128.00, 11/12/99                                              4,400,000        95,920
DEM Put/USD Call, Strike Price 1.85, 2/17/99                                                 7,700,000            --
JPY Put/USD Call, Strike Price 150.00, 8/26/99                                               7,800,000        35,490
BRL Put/USD Call, Strike Price 1.35, 9/9/99                                                  8,700,000       952,650
JPY Put/USD Call, Strike Price 125.00, 10/14/99                                              5,000,000       118,500
JPY Put/USD Call, Strike Price 127.00, 11/10/99                                              8,925,000       200,813
JPY Put/USD Call, Strike Price 138.00, 9/8/99                                                6,525,000        63,730
UST 6.125% Call, Strike Price 110.43, 1/22/99                                                   38,000        68,875
UST 5.500% Call, Strike Price 104.391, 2/25/99                                                  77,500       158,027
UST 5.5% Call, Strike Price 113.391, 3/30/99                                                    45,000        12,656
UST 5.5% Call, Strike Price 105.891, 3/1/99                                                     38,500        56,246
UST 5.625% Call, Strike Price 110.00, 4/9/99                                                    46,250        22,402
UST 5.625% Put, Strike Price 99.258, 2/1/99                                                     38,500         1,203
DBR 5.625% Call, Strike Price 109.62, 2/22/99                                                6,975,000       159,853
DBR 4.75% Call, Strike Price 96.12, 4/13/99                                                  7,385,000       203,811
DEM 4.75% Call, Strike Price 94.53, 11/18/99                                                14,900,000       513,111
DBR 6.00% Call, Strike Price 112.88, 10/22/99                                               15,050,000       167,943
FRF 5.25% Call, Strike Price 108.15, 10/25/99                                               50,000,000       219,050

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                     Standish Global Fixed Income Portfolio

                   Schedule of Investments - December 31, 1998
--------------------------------------------------------------------------------

                                                                                             Contract       Value
Security                                                                                     Size (1)     (Note 1A)
-----------------------------------------------------------------------------------------------------------------------
DBR 5.625% Call, Strike Price 115.10, 10/1/99                                               15,150,000    $  217,236
DEM 5.625% Call, Strike Price 109.10, 11/23/99                                               7,500,000       233,985
FRF 5.25% Call, Strike Price 106.66, 8/24/99                                                29,500,000       159,831
DBR 4.75% Call, Strike Price 104.90, 11/2/99                                                14,900,000       183,255
JGB 2.6% Call, Strike Price 120.061, 4/13/99                                               468,500,000           469
UST 6.125% Call, Strike Price 111.031, 2/1/99                                                   71,500       129,035
UST 5.625% Call, Strike Price 108.188, 4/22/99                                                  91,250        89,824
DBR 6.00% Call, Strike Price 112.66, 10/22/99                                                4,670,000        55,195
OBL 4.5% Call, Strike Price 103.35, 5/19/03                                                 22,535,000       114,929
JPY Put, Strike Price 116.95, 12/24/99                                                       9,175,000       399,113
UST 6.125% Call, Strike Price 113.438, 5/31/99                                                  38,000       103,313
DBR 5.25% Call, Strike Price 110.76, 12/15/99                                                7,600,000        44,688
UST 4.25% Call, Strike Price 99.594, 3/8/99                                                     56,000        23,625
                                                                                                        -------------
TOTAL PURCHASED OPTIONS (COST $7,879,015)                                                                  5,471,451
                                                                                                        -------------

                                                                                               Par
                                                                                            Value (1)
                                                                                         --------------
SHORT-TERM INVESTMENTS -- 3.1%

U.S. GOVERNMENT AGENCY -- 2.6%
FHLMC Discount Note                                      0.000%         01/07/99            12,000,000    11,994,720
                                                                                                        -------------
Repurchase Agreements -- 0.5%
Prudential-Bache Repurchase Agreement, dated 12/31/98, due 1/4/99, with a maturity value of $2,389,275 and an effective yield of 3.95%, collateralized by a U.S. Treasury Bond with a rate of 9.875%, a maturity date of 11/15/15 and a
market value of $2,443,579.                                                                                2,388,227
                                                                                                        -------------
TOTAL SHORT-TERM INVESTMENTS (COST $14,377,827)                                                           14,382,947
                                                                                                        -------------
TOTAL INVESTMENTS -- 102.3% (COST $467,912,912)                                                         $472,178,535

Other Assets, Less Liabilities -- (2.3)%                                                                 (10,590,819)
                                                                                                        =============
NET ASSETS -- 100%                                                                                      $461,587,716
                                                                                                        =============

Notes to the Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration.
FNMA - Federal National Mortgage Association
FHLMC - Federal Home Loan Mortgage Corporation
GNMA - Government National Mortgage Association
IBRD - International Bank for Reconstruction and Development
JGB Japanese Government Bond
OBL Bundesobligation
REIT - Real Estate Investment Trust
UST United States Treasury

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                     Standish Global Fixed Income Portfolio

                   Schedule of Investments - December 31, 1998
--------------------------------------------------------------------------------

Notes to the Schedule of Investments (continued):

BRL Brazilian Real
BTP British Pound
DBR Deutsche Bundes Republik
DEM German Mark
FRF French Franc
JPY Japanese Yen
NZD New Zealand Dollar
USD United States Dollar

(1) Denominated in United States currency except for foreign country specific bonds which are denominated in their respective local currency.

(a)   Variable Rate Security; rate indicated is as of 12/31/98.

+ Denotes all or part of security pledged as a margin deposit (Note 5) or collateral for delayed delivery transactions (Note 6).

#     Delayed delivery contract (Note 6).

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Master Portfolio
                     Standish Global Fixed Income Portfolio

                       Statement of Assets and Liabilities
                                December 31, 1998
--------------------------------------------------------------------------------

Assets
   Investments, at value (Note 1A) (identified cost, $467,912,912)                                     $ 472,178,535
   Foreign currency, at value (identified cost, $2,188)                                                        2,183
   Interest and dividends receivable                                                                       8,743,250
   Unrealized appreciation on forward foreign currency exchange contracts (Note 5)                         2,672,042
   Receivable for investments sold                                                                         7,861,113
   Deferred organization costs (Note 1F)                                                                      34,895
   Reclaim receivable                                                                                        633,623
   Prepaid expenses                                                                                            6,676
                                                                                                       --------------
       Total assets                                                                                      492,132,317
                                                                                                       --------------
Liabilities
   Payable for delayed delivery transactions (Note 6)                                $15,077,095
   Payable for daily variation margin on open financial futures contracts                  5,187
   Options written, at value (premiums received $6,330,474) (Note 5)                   9,153,988
   Unrealized depreciation on forward foreign currency exchange contracts
      (Note 5)                                                                         6,242,501
   Accrued trustees' fees and expenses (Note 2)                                            4,522
   Accrued accounting and custody fees                                                    33,453
   Accrued expenses and other liabilities                                                 27,855
                                                                                     ------------
       Total liabilities                                                                                  30,544,601
                                                                                                       --------------
Net Assets (applicable to investors' beneficial interests)                                             $ 461,587,716
                                                                                                       ==============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Master Portfolio
                     Standish Global Fixed Income Portfolio

                             Statement of Operations
                          Year Ended December 31, 1998
--------------------------------------------------------------------------------

Investment Income (Note 1C)
   Interest income                                                                                      $ 25,444,262
   Dividend income (net of foreign withholding taxes of $9,867)                                               88,602
                                                                                                        -------------
       Total income                                                                                       25,532,864

Expenses
   Investment advisory fee (Note 2)                                                     $ 1,514,971
   Accounting and custody fees                                                              332,180
   Legal and audit services                                                                  36,007
   Licensing fees                                                                            21,000
   Trustees' fees and expenses (Note 2)                                                      18,568
   Amortization of organization expense (Note 1F)                                            14,936
   Insurance expense                                                                         10,160
   Miscellaneous                                                                              1,500
                                                                                        ------------
       Total expenses                                                                                      1,949,322
                                                                                                        -------------
          Net investment income                                                                           23,583,542
                                                                                                        -------------
Realized and Unrealized Gain (Loss)
   Net realized gain (loss)
       Investment securities transactions                                                 7,445,154
       Financial futures contracts                                                        1,074,526
       Written options transactions                                                         823,231
       Foreign currency transactions and forward foreign currency exchange
         contracts                                                                         (537,375)
                                                                                        ------------
          Net realized gain                                                                                8,805,536

   Change in unrealized appreciation (depreciation)
       Investment securities                                                              5,700,112
       Financial futures contracts                                                         (263,701)
       Written options                                                                   (2,915,252)
       Foreign currency and forward foreign currency exchange contracts                  (9,596,907)
                                                                                        ------------
          Change in net unrealized appreciation (depreciation)                                            (7,075,748)
                                                                                                        -------------
       Net realized and unrealized gain                                                                    1,729,788
                                                                                                        -------------
Net Increase in Net Assets from Operations                                                              $ 25,313,330
                                                                                                        =============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Master Portfolio
                     Standish Global Fixed Income Portfolio

                       Statements of Changes in Net Assets
--------------------------------------------------------------------------------


                                                        Year Ended                 Year Ended
                                                     December 31, 1998          December 31, 1997
                                                   ---------------------      ---------------------
Increase (decrease) in Net Assets
From Investment Operations
   Net investment income                               $ 23,583,542               $ 12,971,199
   Net realized gain                                      8,805,536                 10,546,998
   Change in net unrealized appreciation
      (depreciation)                                     (7,075,748)                (1,136,692)
                                                       ------------               ------------
   Net increase in Net Assets from Investment
      Operations                                         25,313,330                 22,381,505
                                                       ------------               ------------
Capital Transactions
   Contributions                                        195,976,864                112,195,968
   Withdrawals                                          (22,255,635)               (31,838,814)
                                                       ------------               ------------
   Increase in net assets resulting from
      capital transactions                              173,721,229                 80,357,154
                                                       ------------               ------------
Total Increase in Net Assets                            199,034,559                102,738,659

Net Assets
   At beginning of year                                 262,553,157                159,814,498
                                                       ------------               ------------
   At end of year                                      $461,587,716               $262,553,157
                                                       ============               ============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Master Portfolio
                     Standish Global Fixed Income Portfolio

                                Supplemental Data
--------------------------------------------------------------------------------

                                                                          Year Ended December 31,
                                                               -------------------------------------------
                                                                 1998              1997           1996 (1)
                                                               --------          --------         --------
Ratios:

   Expenses (to average daily net assets)                          0.51%             0.61%            0.62%+
   Net investment income (to average daily net
      assets)                                                      6.22%             6.47%            7.17%+
Portfolio Turnover                                                  162%              176%             111%
Net assets, end of year (000s omitted)                         $461,588          $262,553         $159,814

-------------------------------------------------------

(1) For the period May 3, 1996 (commencement of operations) through December 31, 1996.

+     Computed on an annualized basis.

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Master Portfolio
                     Standish Global Fixed Income Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(1)   Significant Accounting Policies:

      Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the state of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Global Fixed Income Portfolio (the "Portfolio") is a separate non-diversified investment series of the Portfolio Trust.

      At December 31, 1998 there is one Fund invested in the Portfolio. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The proportionate interest at December 31, 1998 is 99.9%.

      The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. Investment security valuations

      Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Portfolio are valued at amortized cost. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the trustees determine during such sixty-day period that amortized cost does not represent fair value.

      B. Repurchase agreements

      It is the policy of the Portfolio to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Portfolio to monitor on a daily basis, the market value of the repurchase agreements' underlying investments to ensure the existence of a proper level of collateral.

      C. Securities transactions and income

      Securities transactions are recorded as of trade date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount on long-term debt securities when required for federal income tax purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

      D. Income taxes

      The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification

                     Standish, Ayer & Wood Master Portfolio
                     Standish Global Fixed Income Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      requirements applicable to regulated investment companies (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio allocates at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss deduction or credit.

      E. Foreign currency transactions

      Investment security valuations, other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

      Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

      F. Deferred organization expense

      Costs incurred by the Portfolio in connection with its organization and initial registration are being amortized on a straight-line basis through April, 2001.

(2)   Investment Advisory Fee:

      The investment advisory fee paid to Standish International Management Company, L.P. ("SIMCO") for overall investment advisory services is paid monthly at the annual rate of 0.40% of the Portfolio's average daily net assets. The advisory agreement provides that if the total annual operating expenses of the Portfolio (excluding brokerage commissions, taxes and extraordinary expenses) in any fiscal year exceed 0.65% of the Portfolio's average daily net assets, the compensation due the adviser shall be reduced by the amount of the excess. The Portfolio Trust pays no compensation directly to its trustees who are affiliated with SIMCO or to its officers, all of whom receive remuneration for their services to the Portfolio Trust from SIMCO. Certain of the trustees and officers of the Portfolio Trust are limited partners or officers of SIMCO.

(3)   Purchases and Sales of Investments:

      Purchases and proceeds from sales of investments, other than short-term investments, for the year ended December 31, 1998 were as follows:

                                                              Purchases          Sales
                                                           ---------------   --------------
         U.S. Government Securities......................   $ 281,401,374    $ 246,221,718
                                                           ===============   ==============
         Investments (non-U.S. Government Securities)....   $ 551,117,850    $ 329,302,052
                                                           ===============   ==============

                     Standish, Ayer & Wood Master Portfolio
                     Standish Global Fixed Income Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(4)   Federal Income Tax Basis of Investment Securities:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 1998, as computed on a federal income tax basis, were as follows:

      Aggregate Cost..........................  $    468,261,504
                                                =================
      Gross unrealized appreciation...........  $     15,357,813
      Gross unrealized depreciation...........       (11,440,782)
                                                -----------------
      Net unrealized appreciation.............  $      3,917,031
                                                =================

(5)   Financial Instruments:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these investments are set forth more fully in Parts A and B of the Portfolio Trust's registration statement.

      The Portfolio trades the following financial instruments with off-balance sheet risk:

      Options

      Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on or before a certain date. The Portfolio may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Writing put and buying calls tend to increase the Portfolio's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Portfolio's exposure to the underlying instrument, or hedge the Portfolio's investments. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying value of any open purchased option is shown in the schedule of investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contract's terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. A summary of such transactions for the year ended December 31, 1998 is as follows:

                     Standish, Ayer & Wood Master Portfolio
                     Standish Global Fixed Income Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

         Written Put Option Transactions
        ------------------------------------------------------------------------

                                                                         Number of
                                                                         Contracts            Premiums
                                                                       ---------------     ---------------
          Outstanding, beginning of period........................ .          2            $     96,770
          Options written...........................................         23               1,724,997
          Options expired...........................................         (4)               (184,270)
          Options closed............................................         (7)               (348,004)
                                                                       ---------------     ---------------
          Outstanding, end of period................................         14            $  1,289,493
                                                                       ===============     ===============

         Written Call Option Transactions
        ------------------------------------------------------------------------

                                                                         Number of
                                                                         Contracts            Premiums
                                                                       ---------------     ---------------
          Outstanding, beginning of period........................ .          3            $     99,629
          Options written...........................................         20               1,725,206
          Options exercised.........................................         (1)               (139,117)
          Options expired...........................................         (6)               (340,485)
          Options closed............................................         (3)               (296,367)
                                                                       ---------------     ---------------
          Outstanding, end of period................................         13            $  1,048,866
                                                                       ===============     ===============

         Written Cross Currency Option Transactions
        ------------------------------------------------------------------------

                                                                         Number of
                                                                         Contracts            Premiums
                                                                       ---------------     ---------------
          Outstanding, beginning of period..........................         14            $  1,166,297
          Options written...........................................         24               4,514,231
          Options expired...........................................         (7)               (297,723)
          Options closed............................................        (16)             (1,390,690)
                                                                       ---------------     ---------------
          Outstanding, end of period................................         15            $  3,992,115
                                                                       ===============     ===============

      Forward currency exchange contracts

      The Portfolio may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains

                     Standish, Ayer & Wood Master Portfolio
                     Standish Global Fixed Income Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      or losses are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the Portfolio primarily to protect the value of the Portfolio's foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

      At December 31, 1998, the Portfolio held the following forward foreign currency and cross currency exchange contracts:

      Forward Foreign Currency Exchange Contracts

                                              Local                                             U.S .$           U.S. $
                                            Principal         Contract         U.S. $          Aggregate       Unrealized
              Contracts to Deliver            Amount         Value Date     Market Value      Face Amount      Gain/(Loss)
         ------------------------------   --------------  ---------------  ---------------  ---------------  ----------------
         Argentinean Peso                     4,989,066    1/06 - 4/06/99     4,979,430         4,906,609         (72,821)
         British Pound Sterling              42,501,462    1/20 - 5/10/99    70,473,154        70,519,838          46,684
         Canadian Dollar                      6,692,352       1/29/99         4,375,564         4,319,040         (56,524)
         Danish Krone                       161,981,630    1/11 - 5/06/99    25,575,093        24,839,748        (735,345)
         European Currency Unit               3,550,000       4/30/99         4,188,408         4,240,475          52,067
         French Franc                        24,591,186       2/12/99         4,406,212         4,391,283         (14,929)
         German Deutsche Mark               120,987,269    1/20 - 5/06/99    72,812,274        73,079,736         267,462
         Greek Drachma                       91,010,000       4/22/99           319,074           293,922         (25,152)
         Hong Kong Dollar                    30,734,480       10/14/99        3,927,333         3,865,000         (62,333)
         Italian Lira                    11,155,200,000       4/29/99         6,782,934         6,830,774          47,840
         Japanese Yen                     5,166,953,180    2/05 - 3/29/99    46,070,177        41,179,023      (4,891,154)
         Netherlands Guilder                 23,927,365       4/15/99        12,797,948        12,968,761         170,813
         Norwegian Krone                      6,741,381       1/19/99           888,124           875,220         (12,904)
         New Zealand Dollar                  35,358,158    2/11 - 4/15/99    18,604,441        18,633,559          29,118
         Polish Zloty                         4,212,648      7/24/2000        1,130,760           999,679        (131,081)
         Swedish Krona                      140,976,274    1/19 - 3/02/99    17,489,505        17,685,312         195,807
                                                                           ------------      ------------     -----------
                                                                           $294,820,431      $289,627,979     $(5,192,452)
                                                                           ============      ============     ===========

                                                Local                                           U.S. $           U.S. $
                                              Principal       Contract         U.S. $          Aggregate       Unrealized
              Contracts to Receive             Amount        Value Date     Market Value      Face Amount      Gain/(Loss)
         ------------------------------     ------------  ---------------  ---------------  ---------------  ----------------
         Argentinean Peso                     3,322,629       1/06/99         3,324,357         3,304,247         20,110
                                                             11/03/98 -
         Canadian Dollar                      6,695,689       1/29/99         4,377,746         4,411,142        (33,396)
         Danish Krone                        26,843,604       3/16/99         4,239,390         4,298,416        (59,026)
         German Deutsche Mark                14,208,256    1/20 - 2/17/99     8,542,478         8,684,395       (141,917)
         Hong Kong Dollar                    19,838,740       10/14/99        2,535,046         2,425,311        109,735
         Italian Lira                     7,492,080,240       4/29/99         4,555,569         4,540,655         14,914
         Japanese Yen                     3,543,868,142    1/11 - 3/29/99    31,494,059        29,920,752      1,573,307
         New Zealand Dollar                     114,141       3/11/99            60,057            62,789         (2,732)
         Polish Zloty                         4,212,648      7/24/2000        1,130,760         1,025,000        105,760
         Swedish Krona                       23,722,166       1/19/99         2,940,174         3,059,346       (119,172)
                                                                           ------------      ------------     -----------
                                                                            $63,199,636       $61,732,053     $1,467,583
                                                                           ============      ============     ===========

                     Standish, Ayer & Wood Master Portfolio
                     Standish Global Fixed Income Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      Forward Foreign Cross Currency Exchange Contracts

                                                                                                                U.S. $
                                         U.S. $                                 U.S. $         Contract       Unrealized
            Contracts to Deliver      Market Value     In Exchange For       Market Value     Value Date      Gain/(Loss)
         -------------------------   --------------  --------------------   --------------   ------------    -------------
         Greek Drachma                    589,122    German Deutsche Mark        573,080       4/22/99           (16,042)
         Greek Drachma                    756,737    German Deutsche Mark        738,971       4/22/99           (17,766)
         German Deutsche Mark             904,863       Greek Drachma            976,839       4/22/99            71,976
         Greek Drachma                    930,192    German Deutsche Mark        904,862       4/22/99           (25,330)
         Greek Drachma                  1,271,263    German Deutsche Mark      1,236,646       4/22/99           (34,617)
         German Deutsche Mark           1,975,617       Greek Drachma          2,128,746       4/22/99           153,129
         German Deutsche Mark           1,975,617       Greek Drachma          2,121,857       4/22/99           146,240
         Greek Drachma                  2,023,113    German Deutsche Mark      1,975,617       4/22/99           (47,496)
         Australian Dollar              2,597,622     New Zealand Dollar       2,647,598       3/11/99            49,976
         Greek Drachma                  2,620,434    German Deutsche Mark      2,473,291       4/22/99          (147,143)
         New Zealand Dollar             2,707,656     Australian Dollar        2,597,622       3/11/99          (110,034)
         German Deutsche Mark           3,046,371       Greek Drachma          3,282,494       4/22/99           236,123
         British Pound Sterling         4,501,554     New Zealand Dollar       4,396,948       11/05/99         (104,606)
                                     ------------                           ------------                    ------------
                                      $25,900,161                            $26,054,571                        $154,410
                                     ============                           ============                    ============

      Futures contracts

      The Portfolio may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements, the Portfolio deposits either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Portfolio's exposure to the underlying instrument, while selling futures tends to decrease the Portfolio's exposure to the underlying instrument or hedge other Portfolio investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparties do not perform under the contract's terms. The Portfolio enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in security prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. At December 31, 1998, the Portfolio held the following futures contracts:

                                                                                   Underlying Face       Unrealized
                      Contract                  Position        Expiration Date    Amount at Value      Depreciation
          ---------------------------------- ----------------  ------------------ -------------------  --------------
          U.S. 10 Year Note (166 Contracts)       Long              3/31/99         $ 19,779,938          $ 124,310
                                                                                                       ==============

         At December 31, 1998 the Portfolio had segregated sufficient cash and/or securities to cover margin requirements on open futures contracts.

                     Standish, Ayer & Wood Master Portfolio
                     Standish Global Fixed Income Portfolio

                          Notes to Financial Statements
--------------------------------------------------------------------------------

      Interest rate swap contracts

      Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Credit and market risk exist with respect to these instruments. If forecasts of interest rates and other market factors are incorrect, investment performance will be diminished compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there are risks that the positions may correlate imperfectly with the asset or liability being hedged, a liquid secondary market may not always exist, or a counterparty to a transaction may not perform. The Portfolio expects to enter into these transactions primarily for hedging purposes including, but not limited to, preserving a return or spread on a particular investment or portion of its portfolio, protecting against currency fluctuations, managing duration or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Gains and losses are realized upon the expiration or closing of the swap contracts.

      At December 31, 1998, the Portfolio held no interest rate swap contracts.

(6)   Delayed Delivery Transactions:

      The Fund may purchase securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transactions. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Portfolio instructs its custodian to segregate securities having a value at least equal to the amount of the purchase commitment.

      At December 31, 1998, the Fund entered into the following delayed delivery transactions:

      When Issued

                  Type                      Security                  Settlement Date               Payable Amount
           -------------------       -----------------------       ----------------------       ------------------------
                  Buy                         FNMA                        3/15/99                    $  7,528,125
                  Buy                         GNMA                        2/22/99                       7,548,970
                                                                                                ------------------------
                                                                                                     $ 15,077,095
                                                                                                ========================

                          Independent Auditors' Report

To the Trustees of Standish, Ayer & Wood Master Portfolio and Investors of Standish Global Fixed Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the supplemental data present fairly, in all material respects, the financial position of Standish Global Fixed Income Portfolio, at December 31, 1998, the results of its operations, the changes in its net assets and the supplemental data for the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and supplemental data (herein referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998, by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 18, 1999

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                                       34

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